Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
21.	Subsequent Events

On February 11, 2013, the Company issued $1.0 billion of unsecured 2.9% Senior Notes due 2018 in a private placement with registration rights (the “2018 Notes”). The 2018 Notes are guaranteed by Lion Connecticut Holdings Inc. Interest is payable semi-annually on each February 15 and August 15, commencing on August 15, 2013. ING Financial Markets, LLC, an affiliate, served as Joint Book Running Manager and was paid $0.3 for its services. Concurrently, as a result of the issuance of the 2018 Notes, the revolving credit borrowings sublimit of the Revolving Credit Agreement was reduced by 50% of the issuance to a minimum of $750.0.

During February 2013, the Company made payments totaling $850.0 on the Syndicated Bank Term Loan from the proceeds of the 2018 Notes. The Company will use the remaining proceeds of the 2018 Notes for general corporate purposes including retirement of outstanding commercial paper.

Stock Split

On April 10, 2013, the Company’s Board of Directors authorized the total number of shares of all classes of stock which the Company has the authority to issue to be 1,000,000,000, of which 900,000,000 shares, par value $0.01 per share, shall be designated as common stock and 100,000,000 shares, par value $0.01 per share, shall be designated as preferred stock. In addition, the Company’s Board of Directors authorized a 2,295.248835-for-1 split of the Company’s common stock. These actions were subsequently approved by the Company’s sole shareholder on April 10, 2013, and effected on April 11, 2013. The accompanying Consolidated Financial Statements and Notes to Consolidated Financial Statements give retroactive effect to the stock split for all periods presented. There are no preferred shares issued and outstanding.